              NOTICE OF SETTLEMENT OF INDEMNIFICATION CLAIMS UNDER WESTECH AGREEMENT AND PLAN OF MERGER AND RELATED ESCROW AGREEMENT
       -----------------------------------------------------------------

                                                             September 19, 1996

VIA FACSIMILE AND FEDERAL EXPRESS
---------------------------------

Rubin Baum Levin Constant & Friedman
30 Rockefeller Plaza
New York, NY 10112
Telecopier No.: (212) 698-7826
Attention: Richard L. Sadowsky, Esq.

Quarles  Brady
One East Camelback Road
Phoenix, AZ  85102-1659
Telecopier No.: (602) 238-5590
Attention: P. Robert Moya, Esq.

Gentlemen:

        Reference is made to (i) the Agreement and Plan of Merger [Revised], dated as of august 25, 1993 (the "Merger Agreement"), by and among WSI Merger Corp., a Delaware corporation now known as IPEC Planar Phoenix, Inc. (the "Surviving Corporation"), Integrated Process Equipment Corp., a Delaware corporation ("IPEC"), Westech Systems, Inc., an Arizona corporation ("Westech"), Harold C. Baldauf ("HCB"), Janet A. Baldauf ("JAB"), Gerald L. Gill, Jr. ("GLG"), Annette E. Gill ("AEG"), Edmund Chonczynski ("EC") and Giesela Chonczynski ("GC;" HCB, JAB, GLG, AEG, EC and GC are collectively referred to as the "Shareholders"); (ii) the Escrow Agreement, dated as of August 31, 1993, as amended (the "Escrow Agreement"), by and among the Surviving Corporation, IPEC, Westech, the Shareholders and Rubin Baum Levin Constant & Friedman ("RBLCF") and Quarles & Brady ("Q&B;" RHBLC&F and Q&B are collectively referred to as the "Escrow Agents"); and (III) the indemnification claims letter, dated August 28, 1996 (the "Claim Letter") from IPEC and the Surviving Corporation to the Representative and the Escrow Agents. Terms defined in the Escrow Agreement are used as defined therein.

        1. Pursuant to Section 3.2(c) of the Escrow Agreement, the
Shareholders, the Representative, IPEC and the Surviving Corporation hereby give notice to the Escrow Agents that the claims for indemnification set forth in the Claim Letter have been settled by the Shareholders, IPEC and the Surviving Corporation. Under the settlement an aggregate of 50% of the Indemnity Shares (and related dividends thereon held by the Escrow Agents) are to be returned to the Shareholders (including The Weil Company) and the
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remaining 50% of the Indemnity Shares (and related dividends thereon held by the Escrow Agents) are to be returned to IPEC. Since, however, IPEC had not yet deposited with the Escrow Agents the cash dividends on the Indemnity Shares for dividend payment dates after June 30, 1995, the Escrow Agents are also herein instructed to deliver to the Shareholders (including the Weil Company) from the one-half of the cash which would otherwise be returned to IPEC an aggregate of $30,018.30 in satisfaction of the December 31, 1995 and June 30, 1996 dividends accrued but unpaid on the 5,370 Indemnity Shares to be delivered by the Escrow Agents to the Shareholders (including The Weil Company) pursuant to this
Notice. Accordingly the Escrow Agents are hereby instructed by the undersigned to release from escrow and (a) dispose of all 10,739 shares of the Series B-1 Preferred Stock constituting the Indemnity Shares held by the Escrow Agents, and (b) disburse the $109,618.27 previously received (and currently held) by the Escrow Agents from IPEC as dividends on the Indemnity Shares, as follows:

        (i) Deliver 5,369 Indemnity Shares to IPEC for cancellation and return $24,785.73 to IPEC;

        (ii) Deliver 135 Indemnity Shares (constituting 2.5% of the remaining Indemnity Shares) and $2,132.66 to The Weil Company or its designee; and

        (iii) Deliver 5,235 Indemnity Shares and $82,699.88 to the Shareholders, such shares to be registered in the following names and amounts and such cash payments to be in the following amounts:

                               Number of
    Shareholders                Shares             Cash Payment
    ------------               ---------           ------------
Harold C. Baldauf and          2,443               $38,593.28
Janet A. Baldauf, as JTWRS

Gerald L. Gill, Jr. and        2,443               $38,593.28
Annette E. Gill, as JTWRS

Edmund Chonczynski and           349               $ 5,513.33
Giesela Chonczynski, as JTWRS



        2. Effective upon completion by the Escrow Agents of the deliveries of Indemnity Shares and cash set forth in the preceding Section 1, each of the undersigned (a) acknowledges that the Escrow Agents have no further obligations or liabilities to any of the undersigned under the Escrow Agreement, and (b) releases each of the Escrow Agents from any liabilities for any act or omission taken as Escrow Agents under the Escrow Agreement.

                                -2-
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        This Notice may be signed in counterparts and by telecopier.

                                       Very truly yours,

                                INTEGRATED PROCESS EQUIPMENT CORP.

                                By: /s/ [illegible]
                                    -------------------------------------------

                                IPEC PLANAR PHOENIX, INC.
                                (formerly Westech Systems, Inc.)

                                By: /s/ [illegible]
                                    -------------------------------------------

                                    /s/ Harold C. Baldauf
                                    -------------------------------------------
                                        Harold C. Baldauf
                                    (as a Shareholder and as the Representative)

                                    /s/ Janet A. Baldauf
                                    -------------------------------------------
                                        Janet A. Baldauf

                                    /s/ Gerald L. Gill
                                    -------------------------------------------
                                        Gerald L. Gill

                                    /s/ Annette E. Gill
                                    -------------------------------------------
                                        Annette E. Gill

                                    /s/ Edmund Chonczynski
                                    -------------------------------------------
                                        Edmund Chonczynski

                                    /s/ Giesela Chonczynski
                                    -------------------------------------------
                                        Giesela Chonczynski

                                    THE WEIL COMPANY

                                    By: /s/ [illegible]
                                       ----------------------------------------

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